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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest Event reported) June 28, 1996
                                                          -------------


                     INTEGRATED COMMUNICATION NETWORK, INC.
                     --------------------------------------
            (Exact name of registrant as specified in its charter)




         Delaware                     0-26294                     65-0348857
         --------                     -------                     ----------
        (State of                   (Commission                  (IRS Employer
      incorporation)                File Number)                     ID No.)


             444 Brickell Avenue
                  Suite 900
                  Miami, FL                                  33131
    --------------------------------------                 --------
   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (305) 530-0200
                                                         --------------


                                Not Applicable
                  ------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         NASDAQ delisting. See attached press release.



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                                 STERN & CO.
                  MEDIA COMMUNICATIONS - INVESTOR RELATIONS
                  215 Park Avenue South, New York, NY 10003
                   Tel: (212) 777-7722  Fax: (212) 777-9025
               World Wide Web: http://sternco.com/sternco.html


FOR:  INTEGRATED COMMUNICATION NETWORK, INC.
      444 Brickell Avenue, Suite 900
      Miami, FL 33131
                                                 Contact: David Greenberg - CEO
                                                          (305) 530-0200

                                                 DRAFT FOR RELEASE
                                                 -----------------

From:  STERN & CO.                               Contact:  Jeffrey Goldberger
       215 Park Avenue South                               (212) 777-7722
       New York, New York 10003


                      INTEGRATED COMMUNICATION ANNOUNCES
                        NASDAQ COMMON STOCK DELISTING
                  STOCK TO TRADE ON THE OTC - BULLETIN BOARD
                  ------------------------------------------

MIAMI, FL, June 28, 1996 -- Integrated Communication Network, Inc. (NASDAQ NMS:
ICNI) announced today, effective immediately, that its common stock has been delisted from the Nasdaq Market. The Nasdaq Listing Qualifications Committee determined that the Company is out of compliance with respect to the net tangible asset requirement. The Company's stock will be immediately eligible for listing on the OTC - Bulletin Board. The Company plans to appeal the Committee's determination to the Nasdaq Hearing Review Committee and is hopeful that it will meet the net tangible asset requirements at the time of the appeal and be relisted on Nasdaq.

According to Integrated Communication CEO, David Greenberg, "We hope to secure additional financing in the near term which should result in relisting on Nasdaq, although there can be no assurances in this regard." He added, "It is important to understand that Integrated Communication has successful programs currently airing in both Canada and the United States." Mr. Greenberg concluded, "The recently announced acquisition in Mexico should greatly aid us in our efforts to become a dominant force in the global Hispanic direct-response market."

ICNI is a direct response marketing company which produces infomercials and commercials in Spanish, English and French for consumers in the United States and Canada. ICNI is currently airing a number of infomercials and commercials in the US and Canada.


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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTEGRATED COMMUNICATION NETWORK, INC.


                                       By: /s/ Donald F. Mann
                                           -----------------------------
                                           Donald F. Mann
                                           Chief Financial Officer



Date: July 8, 1996
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